UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2008
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Exelon Corporation (Exelon) and Exelon Generation Company, LLC (Generation)

On January 29, 2008, the Exelon Board of Directors (Board) elected the following officers:

Ian P. McLean, 58, Executive Vice President, Finance and Markets. Mr. McLean previously was Executive Vice President, Exelon and President, the Power Team division of Generation, from 2002 to 2008.

Matthew F. Hilzinger, 44, Senior Vice President and Chief Financial Officer, Exelon, and Chief Financial Officer, Generation. Mr. Hilzinger previously was Senior Vice President, Exelon and Corporate Controller from 2005 to 2008; and Vice President, Exelon and Corporate Controller from 2002 to 2005.  Mr. Hilzinger was Principal Accounting Officer for ComEd and PECO through December 31, 2006.

Kenneth W. Cornew, 42, Senior Vice President, Exelon, and President, the Power Team division of Generation. Mr. Cornew previously held the following positions in the Power Team division at Generation: Senior Vice President, Trading and Origination from 2007 to 2008; Senior Vice President, Power Transactions and Wholesale Marketing from 2004 to 2007; Vice President, Portfolio Management from 2003 to 2004; and Vice President, Long-Term Transactions from 2000 to 2003.

Duane M. DesParte, 44, Vice President, will become Corporate Controller after Exelon files its 2007 Annual Report on Form 10-K. Mr. DesParte previously was Vice President, Finance, Exelon Business Services Company from 2007 to 2008; Vice President, Finance, Exelon Energy Delivery Company, LLC (EED) from 2004 to 2007; and Vice President, EED Controller from 2003 to 2004.  Mr. DesParte was a partner at Deloitte & Touche LLP prior to joining Exelon in 2003.

Commonwealth Edison Company (ComEd)

On January 28, 2008, the ComEd Board appointed Michael H. Moskow to the Board to fill a vacancy created by the expansion of the size of the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ComEd

On January 28, 2008 the ComEd Board amended Article II, Section 1 of the ComEd By-Laws to change the number of directors from “not less than four nor more than nine” to “not less than six nor more than eleven”.

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation and ComEd (Registrants).  Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf.  No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

February 1, 2008